UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – May 18, 2006

TXU CORP.

(Exact name of registrant as specified in its charter)

TEXAS	1-12833	75-2669310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201-3411

(Address of principal executive offices, including zip code)

Registrants’ telephone number, including area code – (214) 812-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

A.	Compensation Arrangements for Non-employee Directors.

On May 18, 2006, TXU Corp.’s (“Company”) Board of Directors (“Board”) approved the following compensation arrangements for non-employee directors of the Company, effective July 1, 2006:

o	An annual Board retainer of $45,000, payable in cash and/or shares of the Company’s common stock, without par value (“Common Stock”), in 25% increments at the director’s election;

o	A fee of $1,500 for each Board meeting and each committee meeting attended;

o	An annual retainer of $5,000 for non-chair members of the Audit and Nuclear Committees;

o	An annual retainer of $10,000 for service as chair of the Audit and Nuclear Committees;

o	An annual retainer of $5,000 for service as chair of any other Board committee;

o	An annual grant of Common Stock units having value of $100,000; and

o	An additional annual retainer of $10,000 for service as Lead Independent Director of the Board.

The foregoing summary of compensation arrangements for non-employee directors of the Company is qualified in its entirety by reference to the Non-employee Director Compensation Arrangements, filed herewith as Exhibit 10.1.

B.	TXU Deferred Compensation Plan for Outside Directors.

The Company maintains the TXU Deferred Compensation Plan for Outside Directors (“Plan”). On May 18, 2006, the Board approved amendments to the Plan to provide, among other things, that annual retainers for non-employee directors may be payable in cash or in shares of Common Stock. Prior to this amendment, non-deferred annual retainers under the Plan were payable in cash only.

The foregoing summary of amendments to the Plan is qualified in its entirety by reference to the TXU Deferred Compensation Plan for Outside Directors, as amended and restated, filed herewith as Exhibit 10.2.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On May 19, 2006, shareholders of the Company approved the Restated Certificate of Formation of the Company (as previously disclosed in the Company’s proxy statement dated April 5, 2006), amending and replacing the Company’s Amended and Restated Articles of Incorporation adopted on May 25, 1999, as amended on June 14, 1999 and May 15, 2000. The Restated Certificate of Formation of the Company is filed herewith as Exhibit 3.1.

On May 18, 2006, in addition to an amendment to provide for a range of the number of directors of the Company (a proposal which was previously disclosed in the Company’s proxy statement dated April 5, 2006, and adopted by shareholders on May 19, 2006), the Board adopted amendments to the Restated Bylaws of the Company (“Bylaws”) to remove the limitation on the Board’s ability to alter any bylaw fixing the number of directors, their qualifications, classification or term of office and to conform the Bylaws to the requirements of the Texas Business Organizations Code. The effective date of these amendments is May 19, 2006. Other than the amendments described above, the Bylaws were not amended and remain in full force and effect.

The foregoing summary of amendments to the Bylaws is qualified in its entirety by reference to the Restated Bylaws of the Company, filed herewith as Exhibit 3.2.

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ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

3.1	Restated Certificate of Formation of TXU Corp., dated May 19, 2006.

3.2	Restated Bylaws of TXU Corp., effective May 19, 2006.

10.1	TXU Corp. Non-employee Director Compensation Arrangements.

10.2	TXU Deferred Compensation Plan for Outside Directors, as amended and restated, dated May 18, 2006.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TXU CORP.

By:	/s/ Stan J. Szlauderbach
Name:	Stan J. Szlauderbach
Title:	Senior Vice President and Controller

Dated: May 19, 2006

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